                                                                  Exhibit 10.212

                             POST CLOSING AGREEMENT

     THIS POST CLOSING AGREEMENT (this Agreement) is made and entered into as of the 30th day of June, 2004, by and between INLAND WESTERN BLUFFTON LOW COUNTRY, L.L.C., a Delaware limited liability company (Purchaser), and STAFFORD COLLETON, LLC., a Georgia limited liability company (Seller), in connection with the acquisition by Purchaser of that certain property commonly known as Phase I of Low Country Village Shopping Center, Bluffton, South Carolina (the Property).

     WHEREAS, Purchaser is acquiring the Property from Seller (the
"Transaction").

     WHEREAS, in order to proceed with and consummate such acquisition and as a condition to closing the Transaction, Purchaser requires that Seller agree to the obligations set forth below, which are to be performed after such closing.

     NOW, THEREFORE, for good and valuable consideration including the mutual promises contained herein, the parties hereto agree as follows:

     1. WARRANTIES. Seller's right, title and interest in, to and under the warranties set forth on Exhibit A attached hereto and made a part hereof (individually, a "Warranty," and collectively, the "Warranties") were not assigned to Purchaser at the closing of the Transaction because such Warranties may not be assigned or transferred without the prior consent of the Warranty issuer. From and after the date of this Agreement, Seller shall use commercially reasonable efforts to have such Warranties issued and obtain the aforementioned consents (upon the receipt of which Seller shall assign such Warranty to Purchaser) or have the Warranties reissued in the name of Purchaser. Seller shall be responsible for the payment of any and all fees and costs in connection with obtaining any such consents with respect to or the re-issuance of any of the Warranties. Seller shall, until the first to occur of (i) the expiration of an applicable Warranty and (ii) the date that the applicable Warranty is assigned to Purchaser (with any and all required consents) or reissued in the name of Purchaser, cooperate with Purchaser, at no cost to Seller, with respect to the enforcement of the terms and provisions of, and any and all claims under, any Warranty.

     2. BUILDING ENCROACHMENT VARIANCE. (a) Seller and Purchaser acknowledge that a small portion of the building located upon the Property encroaches over a ten foot (10') buffer running along the northern boundary line of the Property as designated on Exhibit "D" hereto (the "Encroachment"). From and after the date of this Agreement, Seller shall either (i) file and pursue with reasonable diligence, an application to obtain a variance from the County of Beaufort, South Carolina (and any other governmental entities or agencies with jurisdiction)(collectively, the "County") permitting the Encroachment (the "Variance") or (ii) obtain from such County, a letter or other written approval of the Encroachment on the grounds that the "modulation" rules allow the Encroachment (the "Approval Letter", such Approval Letter or Variance being herein referred to as the "County Approval"). Seller shall be responsible for the payment of any and all fees, costs and expenses not to exceed $ 2500.00 in connection with obtaining the Variance or Approval Letter. Purchaser agrees to reasonably cooperate with Seller, at Seller's cost, in connection with obtaining the Variance (including, without, limitation, executing any application to be submitted requesting the Variance). Prior to filing any application or other documents relating to the approval, Seller shall provide Purchaser with copies thereof for Purchaser's review and approval (not to be unreasonably withheld or delayed). Additionally, not less than two (2) business days prior thereto, Seller shall inform Purchaser of any and all meetings, hearings and formal negotiations with any representatives of the County or the public regarding the Encroachment and/or the Variance. Purchaser shall have the right to have a representative present at and participate in any such meetings, hearing and/or other conversations or negotiations. Without Purchaser's prior approval, Seller shall make no agreements with the County regarding the Encroachment or the Variance which shall be binding upon Purchaser or the Property.

                                        1
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     3.   PETSMART TENANT ESTOPPEL. Within thirty (30) days after the date of this Agreement, or such longer period as PetsSmart allows Seller, as the case may be, Seller shall, at its cost, satisfy the requirements of Section 9 of the PetsMart tenant estoppel certificate attached hereto as Exhibit B and made a part hereof. Seller promptly shall deliver to Purchaser copies of any reconciliation pursuant to such Section 9 agreed to by Seller and PetsMart.

     4.   MALPHRUS ROAD. From and after the date of this Agreement until the one
(1) year anniversary of the date hereof ("Outside Date"), Seller shall use commercially reasonable efforts, at its cost and expense, to dedicate, or cause to be dedicated, Malphrus Road (a legal description of which is attached hereto as Exhibit C and made a part hereof) to the County, such that Malphrus Road shall be a publicly dedicated roadway. Should such dedication have not been achieved by the Outside Date, Seller shall have no further obligation to continue such efforts.

     5. CROSS DRAINAGE EASEMENT. Seller shall use reasonable efforts to have the Cross Drainage Easement For Stormwater Management between Seller (to be executed by Purchaser) and DID2, LLC, executed by all parties thereto including any mortgagees consenting and subordinating their mortgages to such agreement.

     6. FURTHER ASSURANCES. Seller and Purchaser agree to cooperate with each other following the closing to confirm any matter and execute any document reasonably required by the other party in furthering of the closing.

     7. MISCELLANEOUS. This Agreement shall be interpreted and enforced in accordance with the internal laws of the State of South Carolina. The invalidity or unenforceability of any provision of this Agreement shall not affect, modify or impair the validity and enforceability of all other provisions of this Agreement. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their representatives, heirs, legatees, successors, and assigns; provided, however, that Seller shall have no right whatsoever to assign its interest under this Agreement and any such attempted assignment shall automatically be null and void and of no force and effect, and shall be deemed a breach by Seller of its obligations hereunder. No failure or delay by Purchaser in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder. No change, amendment or modification of this Agreement shall be binding or enforceable unless in writing and executed by the party to be bound thereby. The covenants, agreements and indemnification provisions contained in this Agreement shall be enforceable notwithstanding the closing of the Transaction. In the event of litigation with respect to any portions of this Agreement, the prevailing party will be entitled to collect all reasonable legal fees incurred in connection with such litigation from the non-prevailing party. Purchaser shall have all remedies available at law and in equity on account of a default by Seller under this Agreement. Time is of the essence of this Agreement and the terms hereof. This Agreement may be signed in counterparts.

                         [SIGNATURES ON FOLLOWING PAGE]

                                        2
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     IN WITNESS WHEREOF, the parties have executed this Post Closing and
Indemnity Agreement effective as of the first date written above.

                         SELLER:

                         STAFFORD COLLETON, LLC, a Georgia
                         limited liability company

                         By:  Stafford Development Company
                              Its manager

                              By: /s/ DeNean Stafford
                                 --------------------------------------------
                              Name:        DENEAN STAFFORD
                                   ------------------------------------
                              Its:           PRESIDENT
                                  ----------------------------------

                                          [CORPORATE SEAL]


                         PURCHASER:

                         INLAND WESTERN BLUFFTON LOW
                         COUNTRY, L.L.C., a Delaware limited liability
                         Company

                         By:  INLAND WESTERN RETAIL REAL ESTATE
                              TRUST, INC., its sole member

                              By:
                                 -----------------------------------
                                   Name:
                                        ----------------------------
                                   Its:
                                       -----------------------------

                                        3
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     IN WITNESS WHEREOF, the parties have executed this Post Closing and
Indemnity Agreement effective as of the first date written above.

             SELLER:

             STAFFORD COLLETON, LLC


             By:
                -------------------------------
                  Name:
                       ------------------------
                  Its:
                      -------------------------

             PURCHASER:

             INLAND WESTERN BLUFFTON LOW COUNTRY, L.L.C.

             By:  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC., its sole member


                  By: /s/ VALERIE MEDINA
                     --------------------------------------------
                       Name: Valerie Medina
                            -------------------------------------
                       Its: Asst. Secretary
                           --------------------------------------

                                        3
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                                    EXHIBIT A

                                   WARRANTIES

[ILLEGIBLE]
PETSMART
SPACE

                   Roof - Single-Ply System             Carlisle                                  Yes

                   Kynar 500 or Hylar 5000              Berridge Manufacturing Co.                Yes
                   Limited Warranty

                   Galvalume Sheet Limited              National Steel Corporation                Yes
                   Warranty

                   Glass                                Aluminum and Glass Co.                    Yes

                   HVAC Warranty                        Lennox                                    Not Issued

ROSS SPACE

                   Roof - Single-Ply System             Carlisle                                  Yes

                   Kynar 500 or Hylar 5000              Berridge Manufacturing Co.                Yes
                   Limited Warranty

                   Galvalume Sheet Limited              National Steel Corporation                Yes
                   Warranty

                   Glass                                Aluminum and Glass Co.                    Yes

                   HVAC Warranty                        Lennox                                    Not Issued

                   Automatic Doors                      Besam                                     Not Issued

                   Dock Equipment                       Rite Hite                                 Not Issued

MICHAEL'S
SPACE

                   Roof - Single-Ply System             Carlisle                                  Yes

                   Kynar 500 or Hylar 5000              Berridge Manufacturing Co.                Yes
                   Limited Warranty

                   Galvalume Sheet Limited              National Steel Corporation                Yes
                   Warranty

                   Glass                                Aluminum and Glass Co.                    Yes

                   HVAC Warranty                        Lennox                                    Not Issued

RETAIL SPACE

                   Roof - Single-Ply System             Carlisle                                  Yes

                   Kynar 500 or Hylar 5000              Berridge Manufacturing Co.                Yes
                   Limited Warranty

                   Galvalume Sheet Limited              National Steel Corporation                Yes
                   Warranty

                   Glass                                Aluminum and Glass Co.                    Yes

                   HVAC Warranty                        Lennox                                    Not Issued

                   Automatic Doors                      Besam                                     Not Issued

                   Dock Equipment                       Rite Hite                                 Not Issued

                                    EXHIBIT B

                            PETSMART TENANT ESTOPPEL

                            TENANT'S ESTOPPEL CERTIFICATE

     The undersigned certifies to Inland Real Estate Acquisitions Inc., Inland Western Bluffton Low Country, L.L.C, ("Purchaser"), that as of the date hereof:

     1. PETsMART, INC., a Delaware corporation ("Tenant") and Stafford Colleton, L.L.C, a Georgia limited liability company ("Landlord") entered into a written Shopping Center Lease dated March 28, 2003 ("Lease") in which Landlord leased to Tenant and Tenant leased from Landlord certain promises containing approximately 19,107 square feet of space (the "Premises") located at Low Country Village (the "Shopping Center") in Bluffton, South Carolina (the "Property"), all as more particularly described in the Lease.

     2.   The Lease is in full force and effect and has not been modified.

     3. The Term of the Lease as set forth in Paragraph C(i) of the Fundamental Lease Provisions of the Lease is fifteen (15) Lease Years. The Initial Term of the Lease commenced on May 1, 2004 and will expire April 30, 2019, unless sooner terminated in accordance with the terms and conditions of the Lease. Tenant has the option to extend the Term for up to three (3) renewal options of five (5) Lease Years each.

     4.   The Security Deposit held by Landlord under the Lease is: None.

     5. No Base Rent has been paid more than thirty (30) days in advance. The Monthly Base Rent presently stated in the Lease to be payable under the Lease is $20,619.64.

     6. To Tenant's current actual knowledge, there are no uncured defaults by Landlord under the Lease, and Tenant knows of no events or conditions which, with the passage of time or notice, or both, would constitute a default by Landlord under the Lease.

     7. To Tenant's current actual knowledge, there are no existing defenses or offsets which the undersigned has against the enforcement of the Lease by Landlord.

     8. Notwithstanding and without limitation of any provision hereof, Tenant expressly reserves all rights and remedies under the Lease including, without limitation, reserving the right to audit Landlord's books and records pursuant to the Lease and any and all other audit rights.

     9. Tenant hereby issues this certificate of estoppel in reliance upon the Landlord providing to Tenant, within thirty (30) days from the date of transfer, a full reconciliation of expenses including, but not limited to, common area costs, insurance and real estate taxes for the period prior to Landlord's sale ("Final Reconciliation"). Further Tenant hereby issues this certificate of estoppel in reliance upon the representation and warranty of any successor landlord to take responsibility for providing to Tenant the Final Reconciliation in the event Landlord fails to do so.

Tenant's Estoppel Certificate
PETsMART Store No. 1186
Bluffton, SC

     10. The undersigned has all requisite authority to execute this Certificate on behalf of Tenant. The undersigned acknowledges that purchaser has requested the information contained herein for purposes of confirming and clarifying certain provisions of the Lease and is relying (and will rely) on the truth and accuracy of the representations made herein and upon the authority of the undersigned to execute this Certificate on behalf of Tenant, in connection with purchaser's decision to purchase the Property. No other person or entity is entitled to rely upon this Certificate or any of the statements contained herein. Nothing contained in this Certificate is intended to alter or modify the terms of the Lease, nor to impose any additional obligations on the undersigned, and purchaser is encouraged to consult the specific provisions of the Lease.

     EXECUTED this 26th day of May, 2004.

                                       PETsMART, Inc.,
                                       a Delaware corporation

                                       By:    /s/ Sally Plotrowski
                                              ----------------------------
                                       Name:  Sally Plotrowski
                                       Title: Senior Counsel

                             PETsMART Store No. 1186
                                  Bluffton, SC

                                   EXHIBIT "C"
                       LEGAL DESCRIPTION OF MALPHRUS ROAD

ALL those certain pieces, parcels or tracts of land, situate, lying and being in Bluffton Township, Beaufort County, South Carolina, being shown and designated as Parcel 526, 2.556 Acres, Forman Hill road, 66' Road Easement on a survey entitled "Boundary Survey of Parcels 7B, 310, 671 and 526, Bluffton Township, Beaufort County, South Carolina." dated May 24, 2001, prepared by Stafford Properties, Inc., certified by Jack Jones, S.C.R.L.S. No. 13852, and recorded in the Beaufort County Records in Plat Book 80 at Page 76. For a more detailed description as to the metes and bounds, courses and distances, reference is had to the aforementioned recorded plat.

                                    Exhibit D

[ILLEGIBLE]

Site requirements per Beaufort County Zoning & Development Standards Ordinance Property Zoning: Commercial Regional (modified by deed book 1253, pg. 550; deed book 1350, pg. 2433; deed book 1350, pg. 2454)
Building Size & Open Space: Guidelines established by multiple parcel agreement (see deed book listing above)
Roadway Buffers & Setbacks: US Hwy 278 - 50'; Malphrus Road - 25'
Perimeter Buffers & Setbacks: Commercial adjoiner - 10'; Residential adjoiner - 25';
Recreational adjoiner - 10'
Internal Buffers & Setbacks: Commercial - 0'; Residential - 10'
Maximum Paved Parking per Ordinance - 306
Maximum Paved Parking per Beaufort County Development Permit - 322
Standard Parking Spaces Provided - 322
Handicap Parking Spaces Provided - 8 (8 Handicap spaces required)
Maximum Building Height: 40'
Approximate Actual Height: Front - 32'; Rear - 29'

NOTES:

1. Mark set in concrete curb at previously surveyed location of destroyed CMF. Curb projects approximately 1.13' onto adjoining parcel at property corner.
2. The same being 10.44 acres shown on a plat entitled "ALTA/ACSM Land Title Survey of Tax Parcel R600-040-000-0007" dated 5/15/03 by Land Resource Consultants and recorded in the R.O.D. Office for Beaufort County in plat book 93 at page 37.
3. Underground utility locations are based on above ground features, utility company markings, & available plans & maps.
4. Property has two access points to Malphrus Road Malphrus Road is a private road. Malphrus Road provides access to U.S. Hwy. 278.
5. Subject property is Tax Parcel DMP No. R600 040 000 0007 0000. According to Beaufort County Tax Maps, the DMP No. does not appear to relate to any other parcels.
6. The subject property is the same as described in the preliminary title commitment.

                                  [FLOOR PLAN]

                         DMP NO. R600 040 000 0207 0000
                           N/F HAMRICH ENTERPRISES LLC
                             PLAT BOOK 35, PAGE 286